Putnam
Managed
Municipal
Income Trust

SEMIANNUAL REPORT

April 30, 1997

[LOGO: BOSTON * LONDON * TOKYO]

Fund highlights

* "The fund's number-one priority remains high current income.
   However, in a market with downside risk, we're balancing the need for income with the need for total-return strategies that build net asset value."

                          --  Richard P. Wyke, Fund Manager
                              Putnam Managed Municipal Income Trust

* "Depending on your tax bracket, municipal bonds may offer juicier after-tax yields than Treasuries of comparable maturities."

                          --  Money, May 1997

       CONTENTS

 4     Report from Putnam Management

 8     Fund performance summary

10     Portfolio holdings

19     Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

In few places is the power of suggestion more aptly demonstrated than in the securities markets. For months, the market has translated conjecture over the prospect of an increase in short-term interest rates by the Federal Reserve Board into volatility. Instead of settling down after the Fed finally raised rates by a quarter point in late March, the market immediately began responding to the suggestion that the Fed was about to raise rates again, if not in May, then at some point.

Uncertainty heightens the intensity of volatility, as we have seen throughout Putnam Managed Municipal Income Trust's semiannual period. Over the long term, however, rational research and analysis, backed by expertise and experience, play a large role in investment success -- and thus generally work to the advantage of those who maintain a long-term investment perspective.

Since Fund Manager Richard Wyke believes the current volatility may continue for a while, this seems an appropriate time to counsel patience. In the following report, Rick explains how he has been dealing with the current market environment and what he sees in prospect for the months ahead.

Respectfully yours,

/S/ GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 18, 1997



Report from the Fund Manager
Richard P. Wyke

Speculation about an interest-rate increase by the Federal Reserve Board, which eventually took place on March 25, overshadowed the fixed-income markets for much of the six months ended April 30, 1997. April brought some relief, as positive inflation reports and efforts in Washington to balance the federal budget brightened bond investors' spirits. Putnam Managed Municipal Income Trust's returns for the semiannual period were 2.46% at net asset value and 3.72% at market price, well ahead of the 2.02% returned by the Lehman Municipal Bond Index, the fund's competitive benchmark. Returns for longer time periods can be found on pages 9 and 10.

* HIGH-INCOME BONDS COME UNDER PRESSURE

During the period, the municipal bond market witnessed a very high number of bond calls. Many of the tax-free bonds issued during the 1980s are now being called by their issuers, who want to replace them with new bonds issued at the lower rates available today. While your fund was affected by this trend, the impact was relatively small; approximately 5% of the portfolio was called away during the period. Bonds with double-digit coupons were most vulnerable. Among them was one of the portfolio's highest-yielding holdings, Louisiana Port Authority bonds for Continental Grain, yielding 14.5%.

In today's relatively low-interest-rate climate, yields in this range are difficult to replace, but opportunities do exist. On a positive note, it appears that much of the call activity is past, and we do not foresee any further significant call activity over the balance of the fiscal year. Furthermore, because of the strong performance of the fund thus far in fiscal 1997, as well as the conservative approach we have taken in setting the dividend level, we do not anticipate any dividend adjustments in the immediate future.

* SHIFTS MADE IN QUALITY AND MATURITY STRUCTURE

One obvious outcome of the bond calls has been a small reduction in the lower-tier investment-grade and non-investment-grade portion of the portfolio (below Baa), from 56.5% to 50.0%. This did not affect the portfolio's average quality rating, which remains A. Interestingly, Aaa-rated holdings increased from 31% to 32% by the end of the period. This is largely because half of the new issuance coming to market is insured. While insured bonds offer greater safety than less creditworthy sectors of the municipal market, they can also be more interest-rate sensitive. These higher-quality bonds are likely to decline more than lower-quality bonds in a rising-rate environment, but they are also quicker to appreciate during a decline in rates.

A glance at the fund's maturity structure also reveals some changes during the first half of fiscal 1997. We increased the fund's short-term holdings as well as the allocation to bonds in the 10- to 15-year segment of the yield curve. As a result, the portfolio's average maturity decreased from 21.45 years to
20.56 years. In a market that still has downside risk, we believe this strategy holds the best opportunities for balancing the fund's priority of high current income with price stability and appreciation potential.

* DURATION: KEY TO INTEREST-RATE MANAGEMENT

An ongoing focus on managing portfolio duration goes hand in hand with the fund's yield-curve positioning. Duration is a measure of the portfolio's maturity structure and reflects the price sensitivity of holdings to changes in interest rates. A longer duration can mean a more volatile net asset value if rates change, but also one that is more likely to appreciate substantially if rates decline. On the other hand, a shorter duration can help preserve portfolio value as interest rates rise.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health Care                             25.7%

Utilities                               19.5%

Transportation                          17.7%

Housing                                  5.5%

Education                                5.1%

Footnote reads:
*Based on net assets as of 4/30/97. Holdings will vary over time.

Early in December, anticipating a change of climate in the rate environment, we began shortening duration, selling longer-maturity discount bonds, and adding premium bonds and shorter-maturity bonds to the portfolio. Discount bonds -- those selling at prices below par value -- are attractive for their significant appreciation potential when interest rates are falling. In the current rising-rate environment, however, discount bonds can experience greater price volatility than premium bonds -- those selling at prices above par value. Premium bonds carry higher coupons than current market rates and tend to be more stable in price. Shorter-maturity bonds are also adding an element of price stability, since these securities typically fall less in price than longer-term issues in response to a rise in interest rates. By early April, after the peak in interest rates, the fund took on a more neutral posture, and duration was extended to 7.04 years.

* AIRLINE, HOSPITAL, AND CALIFORNIA HOLDINGS DRIVE PERFORMANCE

Little has changed in the fund's overall sector composition. Instead, we have added positions in securities that we believe were undervalued or whose issuers were in turnaround situations, while taking profits selectively on individual securities that have appreciated. At the end of the period, the fund's portfolio remained heavily weighted in health care, utilities, and transportation. Performance was fueled, in large part, by holdings in the airline and hospital sectors, and those issued in California.

Encouraged by a strengthening national economy, the fund's airline bond holdings benefited from the record earnings posted for the first quarter of calendar 1997 as well as from industry efforts to reduce costs. Within the health-care sector, the improving quality of hospital management is increasing profitability, favorably impacting investors' view of these bonds.

With one of the most diverse economies in the nation, California is enjoying an economic resurgence. Fueled by the high-technology, entertainment, and construction sectors, job growth has increased significantly, pushing the unemployment rate to its lowest level in seven years. The state's finances are improving and the budget is in surplus. California's general obligation bonds have been strong beneficiaries of this renaissance.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa            --       32.0%
Aa             --        6.0%
A              --        5.4%
Baa            --       31.5%
Ba             --        9.0%
B and under    --       12.9%
VMIGI          --        3.2%

Footnote reads:
As a percentage of market value as of 4/30/97. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

The portfolio's prerefunded sector delivered still more good news. Prerefunding takes place when an issuer floats a second bond to raise funds to pay off an older bond, generally at the first call date. The proceeds from the second bond are invested in a top-quality instrument, usually U.S. Treasury securities, that will mature close to the time that the older bond can be called. The market often perceives this added safety as equal to a credit upgrade, which can boost the bond's price and remove some risk from the portfolio.

* INVESTMENT APPROACH CAUTIOUS BUT OPPORTUNISTIC

We can expect a bumpy ride in the months ahead as investors attempt to gauge the economy's underlying strength and the real risk of inflation. Regardless of the future course of interest rates, however, the fund's ability to respond to changing market conditions will be an important and strategic advantage.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/97, there is no guarantee the fund will continue to hold these securities in the future.

Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Managed Municipal Income Trust is designed for investors seeking high current income free from federal income tax through a diversified portfolio of tax-exempt securities.

TOTAL RETURN FOR PERIODS ENDED 4/30/97

                                                      Lehman Bros.
                                            Market     Municipal    Consumer
                                   NAV      price     Bond Index   Price Index
------------------------------------------------------------------------------
 6 months                         2.46%      3.72%       2.02%         1.20%
------------------------------------------------------------------------------
 1 year                           7.35      11.52        6.65          2.50
------------------------------------------------------------------------------
 5 years                         50.13      57.00       41.35         14.84
 Annual average                   8.47       9.44        7.17          2.81
------------------------------------------------------------------------------
 Life of fund (2/24/89)         100.05     107.94      119.15         31.74
 Annual average                   8.85       9.36        8.16          3.43
------------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 3/31/97
(most recent calendar quarter)

                                                                     Market
                                                        NAV           price
------------------------------------------------------------------------------
6 months                                               2.89%           2.53%
------------------------------------------------------------------------------
1 year                                                 6.07            7.71
------------------------------------------------------------------------------
5 years                                               50.67           57.28
Annual average                                         8.54            9.48
------------------------------------------------------------------------------
Life of fund (2/24/89)                                98.43          101.93
Annual average                                         8.83            9.06
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. The index assumes reinvestment of all distributions and interest payments.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 4/30/97

------------------------------------------------------------------------------
Distributions (common shares)
------------------------------------------------------------------------------
Number                                              6
------------------------------------------------------------------------------
Income                                          $0.381000
------------------------------------------------------------------------------
Capital gains1                                      --
------------------------------------------------------------------------------
  Total                                         $0.381000
------------------------------------------------------------------------------
Preferred shares               Series A          Series B         Series C
                             (550 shares)      (550 shares)     (650 shares)
------------------------------------------------------------------------------
Income                        $1,871.53         $1,637.47        $1,768.87
------------------------------------------------------------------------------
Capital gains                    --                 --               --
------------------------------------------------------------------------------
  Total                       $1,871.53         $1,637.47        $1,768.87
------------------------------------------------------------------------------
Share value
------------------------------------------------------------------------------
(common shares):                     NAV               Market price
------------------------------------------------------------------------------
10/31/96                            $9.85                $10.875
------------------------------------------------------------------------------
04/30/97                             9.73                 10.875
------------------------------------------------------------------------------
Current return
------------------------------------------------------------------------------
(common shares):                     NAV               Market price
------------------------------------------------------------------------------
End of period
------------------------------------------------------------------------------
Current dividend rate2               7.83%                 7.01%
------------------------------------------------------------------------------
Taxable equivalent3                 12.96                 11.61
------------------------------------------------------------------------------
1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.
2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.
3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

Portfolio of investments owned
April 30, 1997 (Unaudited)

Key to Abbreviations
AMBAC       -- AMBAC Indemnity Corporation
COP         -- Certificate of Participation
FGIC        -- Financial Guaranty Insurance Company
FSA         -- Financial Security Assurance
GNMA Coll. -- Government National Mortgage Association Collateralized G.O. Bonds -- General Obligation Bonds
IFB         -- Inverse Floating Rate Bonds
IF COP      -- Inverse Floating Rate Certificate of Participation
MBIA        -- Municipal Bond Investors Assurance Corporation
VRDN        -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (99.0%) *
PRINCIPAL AMOUNT                                                               RATINGS **      VALUE

Alabama (0.7%)
------------------------------------------------------------------------------------------------------------
     $4,000,000  Baldwin Cnty., Eastern Shore Hlth. Care Auth.
                   Hosp. Rev. Bonds (Thomas Hospital),
                   6 3/4s, 4/1/21                                              Baa            $    4,125,000

Arizona (3.6%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Central AZ Wtr. Conservation Dist. Contract
                   Rev. Bonds (Central AZ), Ser. A,
                   5 1/2s, 11/1/08                                             AA                  5,112,500
      4,000,000  Coconino Cnty., Poll. Control Corp. Rev. Bonds
                   (Tuscon/Navajo Elec. Pwr.), Ser. A,
                   7 1/8s, 10/1/32                                             B                   4,070,000
      3,965,000  Payson, Indl. Dev. Auth. Hosp. Rev. Bonds
                   (Payson Regl. Med. Ctr. Inc.), 7.7s, 10/1/23                B/P                 3,598,238
      6,402,442  Phoenix, Indl. Dev. Auth. Arpt. Fac. Rev. Bonds
                   (American West Airlines), Ser. A 95-1, 8.3s,
                   1/1/06                                                      B/P                 6,433,174
      2,750,000  Tucson, Arpt. Auth. Special Fac. Rev. Bonds
                   (Lockheed Aermod Ctr. Inc.), 8.7s, 9/1/19                   A                   3,090,313
                                                                                              --------------
                                                                                                  22,304,225

California (14.6%)
------------------------------------------------------------------------------------------------------------
     14,000,000  CA Hlth. Fac. Fin. Auth. Rev. Bonds (Catholic
                   Healthcare West), AMBAC, 5.293s, 7/1/17                     AAA                12,850,180
                 CA State G.O. Bonds
      5,000,000    6.6s, 2/1/09                                                Aa                  5,587,500
      5,000,000    MBIA, 5 1/2s, 4/1/12                                        Aaa                 5,012,500
      6,660,000  CA State Wtr. Dept. Resources Rev. Bonds
                   (Central Valley), Ser. O, 5s, 12/1/22                       Aa                  5,927,400
      4,000,000  Contra Costa Wtr. Dist. Rev. Bonds, Ser. G,
                   MBIA, 5s, 10/1/24                                           Aaa                 3,550,000
      3,000,000  Contra Costa, Trans. Auth. Sales Tax Rev. Bonds,
                   Ser. A, FGIC, 6s, 3/1/09                                    Aaa                 3,187,500
                 Corona, COP (Vista Hosp. Syst. Inc.)
      2,775,000    Ser. B, 9 1/2s, 7/1/20                                      B/P                 2,948,438
      5,000,000    Ser. C, 8 3/8s, 7/1/11                                      B/P                 5,512,500
                 Kern High School Dist. Rev. Bonds, Ser. A, MBIA
      3,825,000    6 1/2s, 8/1/14                                              Aaa                 4,212,281
      3,840,000    6 1/2s, 2/1/14                                              Aaa                 4,228,800
      3,500,000  San Bernardino Cnty. IF COP (PA-100-Med.
                   Ctr. Fin.), MBIA, 8.858s, 8/1/28 (acquired
                   6/27/95 cost $3,777,340) [DBL. DAGGER]                      AAA/P               4,370,625
      8,750,000  Santa Clara Cnty. Fin. Auth. Lease Rev. Bonds
                   (Vmc. Fac. Replacement), Ser. A, AMBAC,
                   6 3/4s, 11/15/20                                            Aaa                 9,548,438
     15,000,000  U. of CA Rev. Bonds (UCSD Med. Ctr. Satellite
                   Med. Fac.), 7.9s, 12/1/19                                   BBB/P              16,125,000
      7,500,000  Valley Hlth. Syst. Hosp. Rev. Bonds, 6 1/2s, 5/15/25          BBB                 7,575,000
                                                                                              --------------
                                                                                                  90,636,162

Colorado (3.6%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Colorado Postsecondary Edl. Fac. Auth. Rev.
                   Bonds (Ocean Journey, Inc.), 8.3s, 12/1/17                  B/P                 5,112,500
                 Denver, City & Cnty. Arpt. Rev. Bonds, Ser. D
      4,000,000    Ser. A, 8 3/4s, 11/15/23                                    Baa                 4,675,000
      7,645,000    Ser. A, MBIA, 8 1/2s, 11/15/23                              Baa                 8,715,300
      2,240,000    Ser. D, 7 3/4s, 11/15/21                                    Baa                 2,458,400
      1,050,000    Ser. D, 7 3/4s, 11/15/13                                    Baa                 1,263,938
                                                                                              --------------
                                                                                                  22,225,138

Connecticut (0.7%)
------------------------------------------------------------------------------------------------------------
      4,000,000  CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
                   (Norwalk Health Care Inc.), Ser. A,
                   8.7s, 7/1/22                                                BB/P                4,335,000

Florida (4.1%)
------------------------------------------------------------------------------------------------------------
      2,000,000  Dade Cnty., Ind. Dev. Auth. VRDN (Dolphins
                   Stadium), Ser. C, 4 1/2s, 1/1/16                            VMIG1               2,000,000
      3,210,000  Escambia Cnty., Poll. Control Rev. Bonds
                   (Champion Intl. Corp.), 6.9s, 8/1/22                        Baa                 3,374,513
      5,000,000  Hernando Cnty., Indl. Dev. Rev. Bonds
                   (FL Crushed Stone Co.), 8 1/2s, 12/1/14                     B/P                 5,550,000
      7,900,000  Lee Cnty., Hosp. Board of Directors Hosp. IFB
                   (Lee Memorial Hosp.), MBIA, 8.411s, 3/26/20                 Aaa                 8,383,875
                 Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
                   (Orlando Regl. Hlthcare), MBIA
      2,000,000    6 1/4s, 10/1/18                                             Aaa                 2,142,500
      2,170,000    6 1/4s, 10/1/11                                             Aaa                 2,351,738
      1,430,000  Pinellas Cnty. Hlth. Fac. Auth. Sun. Coast Hlth.
                   Syst. Rev. Bonds (Sun. Coast Hosp.),
                   Ser. A, 8 1/2s, 3/1/20                                      BBB                 1,522,950
                                                                                              --------------
                                                                                                  25,325,576
Georgia (4.2%)
------------------------------------------------------------------------------------------------------------
      2,000,000  Atlanta, Arpt. Fac. Rev. Bonds, AMBAC,
                   5 1/4s, 1/1/10                                              Aaa                 1,967,500
      1,505,000  Atlanta, Special Purpose Fac. Rev. Bonds
                   (Delta Air Lines, Inc.), Ser. B, 7.9s, 12/1/18              Baa                 1,615,994
      2,750,000  Fulton Cnty., Hsg. Auth. VRDN (Spring Creek
                   Crossing), 3 1/2s, 10/1/24                                  VMIG1               2,750,000
      7,000,000  GA Muni. Elec. Auth. Special Obligation Rev.
                   Bonds (Fifth Crossover), Ser. One, AMBAC,
                   6.4s, 1/1/13                                                Aaa                 7,673,750
      5,000,000  GA Muni. Elec. Auth. VRDN, Ser. C,
                   3 3/4s, 3/1/20                                              VMIG1               5,000,000
      3,250,000  Gwinnett Cnty., Indl. Dev. Auth. Rev. Bonds
                   (Kawneer Co. Inc.), Ser. 1984, 9 1/2s, 6/1/15               BBB/P               3,534,375
      3,180,000  Savannah, Hosp. Rev. Bonds (Chandler Hosp.),
                   7s, 1/1/11                                                  Baa                 3,243,600
                                                                                              --------------
                                                                                                  25,785,219

Hawaii (0.4%)
------------------------------------------------------------------------------------------------------------
      2,250,000  HI State G.O. Bonds, Ser. CL, 6s, 3/1/11                      Aa                  2,365,313

Illinois (3.6%)
------------------------------------------------------------------------------------------------------------
                 Chicago, O'Hare Intl. Arpt. Special Fac. Rev.
                   Bonds (United Airlines Inc.)
      5,263,000    Ser. B, 8.95s, 5/1/18                                       Baa                 5,907,718
      3,155,000    Ser. 84A, 8.85s, 5/1/18                                     Baa                 3,529,656
      1,800,000    Ser. 84B, 8.85s, 5/1/18                                     Baa                 2,013,750
                 Chicago, O'Hare Intl. Arpt. Special Fac. Rev.
                   Bonds (American Airlines Inc.)
      3,000,000    8.2s, 12/1/24                                               Baa                 3,491,250
      5,000,000    Ser. A, 7 7/8s, 11/1/25                                     Baa                 5,400,000
      2,500,000  IL Dev. Fin. Auth. Retirement Hsg. Rev. Bonds
                   (Regency Park-Lincolnwood), Ser. A, 10 1/4s,
                   4/15/19(In default) +                                       D/P                 1,775,000
                                                                                              --------------
                                                                                                  22,117,374

Indiana (1.6%)
------------------------------------------------------------------------------------------------------------
      9,300,000  Indianapolis Indl. Arpt. Auth. Special Fac. Rev.
                   Bonds (Federal Express Corp.), 7.1s, 1/15/17                Baa                 9,974,250

Iowa (1.1%)
------------------------------------------------------------------------------------------------------------
                 IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                   (Care Initiatives)
      3,000,000    9 1/4s, 7/1/25                                              BB/P                3,671,250
      2,350,000    9.15s, 7/1/09                                               BB/P                2,837,625
                                                                                              --------------
                                                                                                   6,508,875
Kansas (2.9%)
------------------------------------------------------------------------------------------------------------
      7,500,000  Burlington, Poll. Control Poll. Control IFB
                   (KS Gas & Electric), Ser. 91-4, MBIA, 9.686s,
                   6/1/31(acquired 12/17/91 cost $7,800,000) [DBL. DAGGER]    Aaa                 8,793,750
      8,400,000  Witchita, Hosp. IFB, Ser. 111-A, MBIA,
                   8.722s, 10/1/17                                             Aaa                 9,250,500
                                                                                              --------------
                                                                                                  18,044,250

Kentucky (0.5%)
------------------------------------------------------------------------------------------------------------
      2,000,000  Kenton Cnty., Arpt. Board Special Fac. Rev. Bonds
                   (Delta Air Lines, Inc.), Ser. A, 7 1/2s, 2/1/20             Baa                 2,145,000
      1,000,000  Scott Cnty. Indl. Dev. Rev. Bonds (Hoover
                   Group Inc.), 8 1/2s, 11/1/14                                Baa                 1,021,250
                                                                                              --------------
                                                                                                   3,166,250

Louisiana (3.6%)
------------------------------------------------------------------------------------------------------------
     12,500,000  Lake Charles, Harbor & Term. Dist. Port Facs.
                   Rev. Bonds (Trunkline Co.), 7 3/4s, 8/15/22                 Baa                14,140,624
      5,050,000  St. James Parish, Solid Waste Disp. Rev. Bonds
                   (Kaiser Aluminum), 8s, 12/1/24                              Baa                 5,390,875
      2,750,000  W. Feliciana Parish Poll. Control Rev. Bonds
                   (Gulf States Util.), Ser. C, 7s, 11/1/15                    Ba                  2,877,188
                                                                                              --------------
                                                                                                  22,408,687

Maryland (0.7%)
------------------------------------------------------------------------------------------------------------
      4,000,000  MD, State Hlth. & Higher Edl. Fac. Auth. Rev.
                   Bonds (Doctors Cmnty. Hosp.), 8 3/4s, 7/1/12                Aaa                 4,540,000

Massachusetts (5.1%)
------------------------------------------------------------------------------------------------------------
                 MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
      2,000,000    (Norwood Hosp.), Ser. E, 8s, 7/1/12                         Ba                  2,082,500
      4,000,000    (Rehab. Hosp. Cape & Islands), Ser. A,
                   7 7/8s, 8/15/24                                             BB/P                4,250,000
      1,010,000    (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11            Baa                 1,023,888
      3,000,000    (New England Baptist Hosp.), Ser. B, 7.3s, 7/1/11           Baa                 3,198,750
      1,100,000    (Beth Israel Hosp.), Ser. E, 7s, 7/1/14                     A                   1,156,375
      1,185,000    (Norwood Hosp.), Ser. C, 7s, 7/1/14                         Ba                  1,153,894
      2,000,000    (Beth Israel Hosp.), Ser. E, 7s, 7/1/09                     A                   2,095,000
      3,400,000    (Sisters Providence Hlth. Syst), Ser. A,
                   6 5/8s, 11/15/22                                            Baa                 3,404,250
                 MA State Indl. Fin. Agcy. Rev. Bonds
      5,000,000    (Southeastern MA), Ser. B, 9 1/4s, 7/1/15                   BB/P                5,650,000
      2,000,000    (Orchard Cove Inc.), 9s, 5/1/22                             BB/P                2,397,500
      2,835,000    (Mass Tpk.,), 9s, 10/1/20                                   AAA/P               3,253,163
      2,000,000    (1st Mtge. Pioneer Valley Living Ctr.),
                   7s, 10/1/20                                                 B/P                 2,000,240
      1,323,784    (1st Mtge. Pioneer Valley Living Ctr.),
                   zero %, 10/1/20                                             B/P                     1,655
                                                                                              --------------
                                                                                                  31,667,215
Michigan (7.3%)
------------------------------------------------------------------------------------------------------------
      4,340,000  Detroit, Loc. Dev. Fin. Auth. Tax Increment Rev.
                   Bonds, Ser. A, 8.72s, 5/1/21                                BBB/P               5,283,950
      4,780,000  Highland Park,Hosp. Fin. Auth. Fac. Rev. Bonds
                   (MI Hlth. Care Corp.), Ser. A, 9 7/8s, 12/1/19
                   (In Default) +                                              Caa                   860,400
                 MI State Hosp. Fin. Auth. Rev. Bonds
      3,000,000    (Detroit-Macomb Hosp. Corp.), Ser. A,
                   7.4s, 6/1/13                                                BB                  3,013,770
      4,905,000    (Pontiac Osteopathic Hosp.), Ser. A, 6s, 2/1/14             Baa                 4,831,425
                 MI State Strategic Fund Ltd. Oblig. Rev. Bonds
      6,685,000    (Env. Research), 8 1/8s, 10/1/14                            A/P                 7,286,650
      4,000,000    (Blue Wtr. Fiber), 8s, 1/1/12                               D/P                 2,680,000
      3,000,000    (Ford Motor Co.), Ser. A, 7.1s, 2/1/06                      A                   3,453,750
      8,000,000  Midland Cnty., Econ. Dev. Corp. Rev. Bonds
                   (Poll. Ctrl.), Ser. B, 9 1/2s, 7/23/09                      B/P                 8,700,000
      2,700,000  Pontiac Hosp. Fin. Auth. Rev. Bonds (NOMC
                   Obligation), 6s, 8/1/18                                     Baa                 2,558,250
      6,500,000  Waterford, Econ. Dev. Corp. Rev. Bonds
                   (Canterbury Hlth. Care), 8 3/8s, 7/1/23                     B/P                 6,751,875
                                                                                              --------------
                                                                                                  45,420,070

Minnesota (2.2%)
------------------------------------------------------------------------------------------------------------
      1,945,000  Chaska Indl. Dev. Rev. Bonds (Lifecore
                   Biomedical Inc.), 10 1/4s, 9/1/20                           BB/P                2,210,006
      5,000,000  MN State Hsg. Fin. Agcy. Single Fam. Rev.
                   Bonds, Ser. E, 6.85s, 1/1/24                                Aa                  5,187,500
      6,000,000  St. Paul, Hsg. & Hosp. Redev. Auth. Rev. Bonds
                   (Healtheast), Ser. B, 6 5/8s, 11/1/17                       Baa                 6,127,500
                                                                                              --------------
                                                                                                  13,525,006

Mississippi (1.4%)
------------------------------------------------------------------------------------------------------------
                 Claiborne Cnty., Poll. Ctrl. Rev. Bonds
                   (Middle South Energy, Inc.)
      4,000,000    Ser. C, 9 7/8s, 12/1/14                                     Ba                  4,370,000
      4,100,000    Ser. A, 9 1/2s, 12/1/13                                     BB/P                4,458,750
                                                                                              --------------
                                                                                                   8,828,750

Missouri (0.7%)
------------------------------------------------------------------------------------------------------------
      3,800,000  Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev. Bonds
                   (Park Lane Med. Ctr.), 8 3/4s, 1/1/15                       BB/P                4,037,500

Nebraska (2.3%)
------------------------------------------------------------------------------------------------------------
      2,000,000  Gage Cnty, Indl. Dev. Rev. Bonds (Hoover
                   Group Inc.), 8 1/2s, 12/1/07                                Ba                  2,042,500
                 NE Investment Fin. Auth. Single Fam. Mtge. IFB
      1,900,000    GNMA Coll., 9.271s, 9/15/24                                 Aaa                 2,094,750
      1,100,000    Ser. B, GNMA Coll., 11.371s, 3/15/22                        Aaa                 1,219,625
      1,900,000    Ser. B, GNMA Coll., 9.976s, 9/15/23                         Aaa                 2,030,625
      2,150,000    Ser. C, 8.101s, 3/1/20                                      Aaa                 2,160,750
      4,660,000  NE Investment Fin. Auth. Single Fam. Mtge. Rev.
                   Bonds, Ser. 1, MBIA, 8 1/8s, 8/15/38                        Aaa                 4,840,575
                                                                                              --------------
                                                                                                  14,388,825
Nevada (0.7%)
------------------------------------------------------------------------------------------------------------
      4,000,000  Clark Cnty., Indl. Dev. Rev. Bonds (NV Pwr. Co.),
                   7.8s, 6/1/20                                                Baa                 4,285,000

New Hampshire (0.9%)
------------------------------------------------------------------------------------------------------------
      2,190,000  NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
                   (Alice Peck Day Memorial Hosp.),
                   9 3/8s, 11/1/20                                             BB/P                2,387,100
      2,800,000  NH State Indl. Dev. Auth. Poll. Control Rev.
                   Bonds (United Illuminating Co.), Ser. B,
                   10 3/4s, 10/1/12                                            Baa                 2,944,676
                                                                                              --------------
                                                                                                   5,331,776

New Jersey (1.4%)
------------------------------------------------------------------------------------------------------------
      8,000,000  NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                   (St. Elizabeth Hosp.), Ser. B, 8 1/4s, 7/1/20               Aaa                 8,960,000

New York (4.7%)
------------------------------------------------------------------------------------------------------------
                 NY City, G.O. Bonds
        560,000    Ser. F, 8 1/4s, 11/15/10                                    BBB                   638,400
      6,440,000    Ser. F, Rfdg., 8 1/4s, 11/15/10                             AAA                 7,414,050
      4,925,000    Ser. D, (Group C), 8s, 8/1/18                               Aaa                 5,583,719
      1,800,000  NY City Muni. Wtr. Fin. Auth. Wtr. & Swr.
                   VRDN, 4 1/4s, 6/15/25                                       VMIG1               1,800,000
      2,300,000  NY State Hsg. Fin. Agcy. VRDN (Normadie
                   Court I), Ser. B, 4.4s, 4/1/23                              VMIG1               2,300,000
      5,000,000  Port Auth. NY & NJ G.O. Bonds, Ser. 96,
                   FGIC, 6.6s, 10/1/23                                         AAA                 5,368,750
      6,000,000  Triborough Bridge & Tunnel Auth. Special
                   Obligation VRDN, FGIC, 4 1/2s, 1/1/24                       VMIG1               6,000,000
                                                                                              --------------
                                                                                                  29,104,919

Ohio (4.1%)
------------------------------------------------------------------------------------------------------------
      1,950,000  Dayton, Special Fac. Rev. Bonds (Emery Air
                   Freight Corp.), Ser. A, 12 1/2s, 10/1/09                    BB/P                2,169,375
     20,000,000  OH State Air Quality Dev. Auth. Rev. Bonds
                   (Cleveland Co.), FGIC, 8s, 12/1/13                          Aaa                23,075,000
                                                                                              --------------
                                                                                                  25,244,375

Oklahoma (1.1%)
------------------------------------------------------------------------------------------------------------
      2,910,000  Oklahoma Cnty., Indl. Auth. Rev. Bonds
                   (Epworth Villa), Ser. A, 10 1/4s, 4/1/19                    AAA/P               3,241,013
      3,500,000  Tulsa Muni. Arpt. Trust Rev. Bonds (American
                   Airlines, Inc.), 7 3/8s, 12/1/20                            Baa                 3,727,500
                                                                                              --------------
                                                                                                   6,968,513
Pennsylvania (7.1%)
------------------------------------------------------------------------------------------------------------
      4,000,000  Allegheny Cnty., Indl. Dev. Auth. Arpt. Special
                   Fac. Rev. Bonds (U.S. Air, Inc.), Ser. B,
                   8 1/2s, 3/1/21                                              B                   4,365,000
      1,240,000  Langhorne Manor Boro Higher Ed. Hlth. Auth.
                   Rev. Bonds (Lower-Bucks Hosp.), 7.35s, 7/1/22               Ba                  1,173,350
                 Montgomery Cnty., Higher Ed. & Hlth.
                   Auth. Rev. Bonds
      2,615,000    (Northwestern Corp.), Ser. A, 8 3/8s, 6/1/04                BBB                 2,801,319
      1,000,000    (United Hosp. Inc.), 8 1/2s, 11/1/17                        Aaa                 1,041,920
      7,250,000  PA Convention Ctr. Auth. Rev. Bonds, MBIA,
                   6.7s, 9/1/14 #                                              Aaa                 7,947,813
                 PA Econ. Dev. Fin. Auth. Rev. Bonds
      7,750,000    (MacMillan Ltd. Partnership), 7.6s, 12/1/20                 Baa                 8,621,875
      7,000,000    (Ponderosa Fibres), Ser. A, 9 1/4s, 1/1/22                  B/P                 5,993,750
      6,000,000  PA State Higher Ed. Assistance Agcy. IFB, Ser. B,
                   MBIA, 10.941s, 3/1/20                                       Aaa                 6,690,000
      5,000,000  Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
                   Bonds (Graduate Hlth. Syst.), 7 1/4s, 7/1/10                Baa                 5,256,250
                                                                                              --------------
                                                                                                  43,891,277

South Carolina (0.9%)
------------------------------------------------------------------------------------------------------------
      5,000,000  SC State Hsg. Fin. & Dev. Auth. Multi-Fam. Mtge.
                   Rev. Bonds, 8 1/2s, 10/1/21                                 BBB                 5,393,750

Tennessee (0.3%)
------------------------------------------------------------------------------------------------------------
      2,000,000  Memphis-Shelby Cnty. Arpt. Auth. Rev. Bonds
                   (Federal Express), 6 3/4s, 9/1/12                           Baa                 2,112,500

Texas (5.2%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Alliance, Arpt. Auth. Rev. Bonds (Federal
                   Express Corp.), 6 3/8s, 4/1/21                              Baa                 5,006,250
      3,000,000  Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                   (American Airlines, Inc.), 7 1/2s, 12/1/29                  Baa                 3,206,250
      3,850,000  Amarillo, Hlth. Fac. Hosp. Corp. IFB (High Plains
                   Baptist Hosp.), FSA, 9.271s, 1/3/22                         Aaa                 4,235,000
                 Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
      3,170,000  (Heartway Corp.), Ser. A-1, 10 1/4s, 3/1/19
                   (In Default) +                                              CCC/P               2,599,400
      3,200,000  (St. Luke's Lutheran Hosp.), 7.9s, 5/1/11                     AAA/P               3,676,000
      7,250,000  Brazos River, Poll. Control Auth. Rev. Bonds
                   (TX Utils. Elec. Co.), Ser. A, 7 7/8s, 3/1/21               Baa                 7,911,563
      5,495,000  Texas State Fin. Auth. Rev. Bonds, Ser. A,
                   5.9s, 10/1/12                                               Aa                  5,666,711
                                                                                              --------------
                                                                                                  32,301,174

Utah (2.6%)
------------------------------------------------------------------------------------------------------------
     15,350,000  Intermountain Pwr. Agcy. Rev. Bonds, Ser. B,
                   AMBAC, 7 3/4s, 7/1/20                                       A                  16,155,875

Virginia (1.0%)
------------------------------------------------------------------------------------------------------------
      5,400,000  Fredericksburg, Indl. Dev. Auth. Hosp. Fac. IFB,
                   FGIC, 9.195s, 8/15/23                                       Aaa                 6,351,750

Washington (3.5%)
------------------------------------------------------------------------------------------------------------
     11,500,000  Port Walla Walla Pub. Corp. Solid Waste
                   Recycling Rev. Bonds (Ponderosa Fibres),
                   9 1/8s, 1/1/26                                              B/P                10,120,000
                 WA State Pub. Pwr. Supply Syst. Rev. Bonds
      6,315,000    (Nuclear Pwr., No. 1), Ser. A, 7 1/2s, 7/1/15               Aa                  6,812,306
      5,000,000    (Nuclear Pwr., No. 2), Ser. A, AMBAC,
                   5.6s, 7/1/09                                                Aaa                 5,012,500
                                                                                              --------------
                                                                                                  21,944,806

West Virginia (0.6%)
------------------------------------------------------------------------------------------------------------
      3,500,000  Randolph Cnty. Rev. Bonds (Davis Memorial Hosp.),
                   Ser. A, 7.65s, 11/1/21                                      Baa                 3,745,000
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $597,771,026) ***                                      $613,519,400
------------------------------------------------------------------------------------------------------------

 * Percentages indicated are based on net assets of $619,525,840.

 + Non-income-producing security.

** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 1997. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

   The table below shows the percentage of the fund's investment on April
   30, 1997 in securities assigned to various rating categories by Moody's and Standard & Poor's and in unrated securities determined by Putnam
   Management to be of comparable quality.


                                                             Fund rated securities of comparable
                        Rated securities as a percentage            quality as a percentage
    Rating                   of fund's net assets                     of fund's net assets

    AAA/Aaa                         29.3%                                     2.4%
    AA/Aa                            5.9                                      --
    A/A                              4.2                                      1.2
    BBB/Baa                         27.2                                      4.0
    BB/Ba                            2.7                                      6.2
    B/B                              1.4                                     10.1
    Caa/CCC                          0.1                                      0.4
    Ca/CC                            --                                       --
    C                                --                                       --
    D                                --                                       0.7
    A-1/VMIGI                        3.2                                      --
                                  --------                                 --------
                                    74.0%                                    25.0%
                                  ========                                 ========

[DBL. DAGGER] Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 1997 was
              $13,164,375 or 2.1% of net assets.

  # A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April
    30, 1997. The market value of this security is $7,947,813 or 1.3% of net assets.

*** The aggregate identified cost on a tax basis is $597,791,738, resulting in gross unrealized appreciation and depreciation of $27,769,719 and $12,042,057, respectively, or net unrealized appreciation of $15,727,662.

    The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at April 30, 1997.

    The fund had the following industry group concentrations greater than 10% at April 30, 1997 (as a percentage of net assets):

          Health care          25.7%
          Utilities            19.5
          Transportation       17.7

The fund had the following insurance concentration greater than 10% at April 30, 1997 Report (as a percentage of net assets):

          MBIA                 13.5%



---------------------------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 1997 (Unaudited)
(aggregate face value $21,713,126)
                                                                                 Unrealized
                                                 Aggregate Face   Expiration    Appreciation/
                                 Total Value          Value          Date      (Depreciation)
---------------------------------------------------------------------------------------------
20 year Treasury Bond
Future (Long)                   $16,392,188        16,082,813       Jun 97       $309,375
Muni Index Future
(Short)                           5,718,750         5,630,313       Jun 97        (88,437)
---------------------------------------------------------------------------------------------
                                                                                 $220,938
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
April 30,1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $597,771,026) (Note 1)                                                $613,519,400
---------------------------------------------------------------------------------------------------
Cash                                                                                         70,100
---------------------------------------------------------------------------------------------------
Interest and other receivable                                                            12,922,664
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                           10,245,792
---------------------------------------------------------------------------------------------------
Receivable for variation margin                                                              32,813
---------------------------------------------------------------------------------------------------
Total assets                                                                            636,790,769

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     2,899,159
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         13,105,420
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              1,020,737
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   44,686
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                13,837
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                    956
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      180,134
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        17,264,929
---------------------------------------------------------------------------------------------------
Net assets                                                                             $619,525,840

Represented by
---------------------------------------------------------------------------------------------------
Series A, B, and C remarketed preferred shares (8,000 shares authorized, 1,750 shares issued and outstanding at $100,000
per share) (Note 4)                                                                    $175,000,000
---------------------------------------------------------------------------------------------------
Paid-in capital -- common shares (Unlimited shares authorized)
(Note 1)                                                                               $421,731,219
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                             15,206,091
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments
(Note 1)                                                                                 (8,159,844)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               15,748,374
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $619,525,840

Computation of net asset value
---------------------------------------------------------------------------------------------------
Series A, B, and C remarketed preferred shares                                         $175,000,000
---------------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                               96,875
---------------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred
shares -- liquidation preference                                                       $175,096,875
---------------------------------------------------------------------------------------------------
Net assets available to common shares                                                  $444,428,965
---------------------------------------------------------------------------------------------------
Net asset value per common share
($444,428,965 divided by 45,656,598 shares)                                                   $9.73
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of operations
Six months ended April 30,1997 (Unaudited)

Tax exempt interest income:                                                            $21,800,747

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         2,078,669
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             180,367
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           20,319
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             5,505
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     44,139
--------------------------------------------------------------------------------------------------
Auditing                                                                                    33,739
--------------------------------------------------------------------------------------------------
Legal                                                                                       12,719
--------------------------------------------------------------------------------------------------
Postage                                                                                     50,549
--------------------------------------------------------------------------------------------------
Exchange listing fees                                                                       20,445
--------------------------------------------------------------------------------------------------
Other                                                                                       81,838
--------------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                     238,196
--------------------------------------------------------------------------------------------------
Total expenses                                                                           2,766,485
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (46,066)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             2,720,419
--------------------------------------------------------------------------------------------------
Net investment income                                                                   19,080,328
--------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                        (3,684,138)
--------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                             57,310
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the period                  (188,988)
--------------------------------------------------------------------------------------------------
Net loss on investments                                                                 (3,815,816)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $15,264,512
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                                                    Six months ended        Year ended
                                                                                            April 30        October 31
                                                                                                1997*             1996
----------------------------------------------------------------------------------------------------------------------
Decrease in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $ 19,080,328       $ 39,136,095
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                  (3,626,828)         3,872,103
----------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation
of investments                                                                             (188,988)       (13,084,238)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     15,264,512         29,923,960
----------------------------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders
from net investment income                                                               (3,079,717)        (6,326,188)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding
cumulative undeclared dividends on remarketed
preferred shares of $96,875 and $106,169, respectively)                                  12,184,795         23,597,772
----------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders
from net investment income                                                              (17,362,306)       (34,469,622)
----------------------------------------------------------------------------------------------------------------------
Issuance of common shares in connection
with reinvestment of distributions                                                        2,137,225          4,983,757
----------------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                             (3,040,286)        (5,888,093)

Net Assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                     622,566,126        628,454,219
----------------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $15,206,091 and $16,567,786, respectively)                                   $619,525,840       $622,566,126

Number of fund shares
----------------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of period                                         45,450,073         44,961,926
----------------------------------------------------------------------------------------------------------------------
Common shares issued in connection with
reinvestment of distributions                                                               206,525            488,147
----------------------------------------------------------------------------------------------------------------------
Common shares outstanding at end of period                                               45,656,598         45,450,073
----------------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of period                                                                   1,750              1,750
----------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)


------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                       April 30
operating performance         (Unaudited)                                     Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1997             1996             1995             1994             1993             1992
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                    $9.85           $10.08            $9.49           $10.88            $9.81            $9.44
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .42              .86              .90              .94              .98             1.01
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.09)            (.19)             .60            (1.37)            1.04              .26
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .33              .67             1.50             (.43)            2.02             1.27
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders           (.07)            (.14)            (.15)            (.11)            (.11)            (.14)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders              (.38)            (.76)            (.76)            (.76)            (.76)            (.76)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                --               --               --             (.09)            (.08)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.45)            (.90)            (.91)            (.96)            (.95)            (.90)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period
(common shares)                    $9.73            $9.85           $10.08            $9.49           $10.88            $9.81
------------------------------------------------------------------------------------------------------------------------------------
Market value,
end of period
(common shares)                   $10.88           $10.88           $10.63            $9.25           $11.38            $9.88
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at market value
(common shares) (%)(a)              3.72            10.26            24.23           (11.56)           24.84             6.72
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)     $619,526         $622,566         $628,454         $596,992         $652,660         $600,849
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)         .62             1.24             1.20             1.23             1.22             1.24
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)        3.59             7.31             7.70             9.20             8.44             8.94
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)         5.82            78.92            79.71            48.40            35.16            67.72
------------------------------------------------------------------------------------------------------------------------------------

(a) Total investment return assumes dividend reinvestment and does not reflect the effects of sales charges.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.(Note 2)


Notes to financial statements
April 30, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam Managed Municipal Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam believes does not involve undue risk to income or principal. Up to 50% of the fund's assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage by issuing preferred shares in an effort to increase the income to the common shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by Trustees.

B) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund (including accrued interest and dividends), less all liabilities (including accrued expenses) and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

C) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 1996, the fund had a capital loss carryover of approximately $2,415,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover              Expiration
--------------             ------------
  $2,094,000             October 31, 2002
  $  321,000             October 31, 2003

F) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28 day period for Series A and B, and a 7 day period for Series C. The applicable dividend rate for the remarketed preferred shares on April
30, 1997 was Series A 3.750%, Series B 3.713% and Series C 4.100%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds, original issue discount, stepped-coupon bonds and payment in kind bonds are accreted according to the effective yield method.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the weekly average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% of any amount over $1.5 billion.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended April 30, 1997, fund expenses were reduced by $46,066 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $810 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The Fund has adopted an unfunded noncontributory defined benefit pension plan covering all Trustees of the Fund who have served as Trustee for at least five years. Benefits under the plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee fees in the Statement of operations for the period ended April 30, 1997. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the six months ended April 30, 1997, purchases and sales of investment securities other than short-term investments aggregated $34,792,553 and $47,150,794, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The Series A(550), B(550) and C(650) shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 1997, no such restrictions have been placed on the fund.

Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV.

[LOGO OMITTED]
PUTNAM INVESTMENTS
The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

33883-052   6/97